Rule 497(e)

File Nos. 333-72042; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

333-72042    HV-4899 - PremierSolutions New Jersey Institutions of Higher Education

Supplement dated July 28, 2022 to your Prospectus

1. FUND	NAME CHANGE

Effective immediately, the following name change will be made to your Prospectus:

Current Name	New Name
Virtus Water Fund	Virtus Duff & Phelps Water Fund

As a result of this change, all references to the Current Name in your Prospectus will be deleted and replaced with the New Name.

2. SUB-ADVISER	CHANGE

Effective immediately, the following sub-adviser change will be made to your Prospectus:

Fund Name	Current Sub-Adviser	New Sub-Adviser
Virtus Water Fund	Allianz Global Investors U.S. LLC. (“AllianzGI U.S.”)	Duff & Phelps Investment Management Co. (“Duff & Phelps”)

As a result of this change, all references to the Current Sub-Adviser in your Prospectus are deleted and replaced with the New Sub-Adviser.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS

FOR FUTURE REFERENCE.